Dyax Corp. has requested that portions of this document be accorded confidential treatment pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended. Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks [*****] denote such omission.

CONFIDENTIAL DOCUMENT
Exhibit 10.8(a)

DISTRIBUTION AGREEMENT

This Distribution Agreement (this “Agreement”) is entered into as of the 11th day of August, 2011 (the “Effective Date”), by and between Walgreens Infusion Services, Inc., a Delaware corporation (“Walgreens”), and Dyax Corp., a Delaware corporation (“Dyax”).  Walgreens and Dyax are referred to herein together as the “Parties” and separately as a “Party.”

RECITALS

WHEREAS, Walgreens is interested in providing certain services for the benefit of Dyax, and Dyax is interested in providing Walgreens access to the pharmaceutical product known as Kalbitor® (ecallantide) as more formally described on Exhibit A (the “Product”); and

WHEREAS, the Parties are entering into a Services Agreement (the “Services Agreement”) pursuant to which Walgreens will, upon the terms and conditions set forth in such agreement, provide certain services related to the arrangements contemplated by this Agreement;

NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

ARTICLE I – DEFINITIONS; CONSTRUCTION

Terms used herein and not otherwise defined are used with the same meanings as in the Services Agreement.  The captions of this Agreement are for convenience of reference only and in no way define, describe, extend, or limit the scope or intent of this Agreement or the intent of any provision contained in this Agreement.  The language of this Agreement shall be deemed to be the language mutually chosen by the Parties and no rule of strict construction shall be applied against either Party.

ARTICLE II – Intentionally Deleted

ARTICLE III – DISTRIBUTION

3.1            Engagement.  Upon the terms and conditions set forth herein, Dyax hereby engages Walgreens, on an exclusive basis, to distribute and dispense Product to Active Patients in the Territory in connection with the provision of Infusion Services by Walgreens under the Services Agreement.  Walgreens hereby accepts such engagement and shall distribute and dispense Product in a professional and responsible manner and in accordance with the terms of this Agreement and Applicable Law.

3.2            Exclusive Engagement.

(a)
Dyax Commitments.  From and after the Effective Date, Dyax shall not authorize or appoint any Person other than Walgreens to distribute or dispense Product to Active Patients in the Territory for use in connection with Infusion Services provided by Walgreens under the Services Agreement nor shall Dyax itself distribute or dispense Product to Active Patients in the Territory for use in connection with Infusion Services provided by Walgreens under the Services Agreement.  Except as expressly provided in the preceding sentence, nothing herein shall in any way limit Dyax’s ability to distribute or dispense Product otherwise than to Active Patients in the Territory in connection with the provision of Infusion Services by Walgreens under the Services Agreement.

Confidential materials omitted and filed separately with the Securities and Exchange Commission.
Asterisks denote such omission.

(b)	Walgreens Commitments.

(i)
Walgreens shall not sell, distribute or dispense Product obtained by it from Dyax hereunder except in connection with the provision of Infusion Services to Active Patients under the Services Agreement.

(ii)
During the Term, Walgreens shall not Disadvantage the Product in any way in the Territory.  For purpose of this Section 3.2(b)(ii), “Disadvantage” shall mean performing any activities that are intended to encourage the utilization of a Competing Product over the Product; provided however that Disadvantage shall not include, and Walgreens shall be permitted to take any actions related to any of the following:   (a) formularies mandated by a third party payor; (b) discussing or counseling any patient of Walgreens regarding any co-pay or cost differential between Product and any Competing Product; or (c) counseling any Walgreens patient regarding any information which Walgreens reasonably believes it is ethically and professionally bound by applicable laws to communicate to Walgreens’ patient.

3.3            Purchase of Product.  Provided Dyax fulfills its obligations under Section 3.2(a) above, Walgreens shall: (i) purchase Product only from Dyax (or its third party logistics provider acting on Dyax’s behalf) and no other supplier, and (ii) distribute and dispense only Product that it has purchased from Dyax.  Walgreens shall fill prescriptions for Product only with Product and shall not substitute other products except to the extent related to any of the circumstances described in Section 3.2(b)(ii)(a), (b) or (c).

3.4           Purchase Price.  The price payable by Walgreens to Dyax for all Product purchased by Walgreens hereunder shall be the [*****] less [*****] percent ([*****]%) (the “Purchase Price”).  Dyax shall notify Walgreens in writing (including via email or other electronic communication) of any changes to [*****] that occur during the Term of this Agreement.

3.5            Orders & Payment.

(a)
Orders.  From time to time, Dyax shall sell, and Walgreens may purchase, the Product in accordance with the terms and conditions of this Agreement.  To purchase the Product, Walgreens may issue a purchase order, on its form, by electronic transmission, fax, or telephone, from time to time.  In the event of any conflict between any such purchase order and the terms of this Agreement, the terms of this Agreement shall control, and no terms set forth in any such purchase order that are in addition to the terms explicitly contemplated by this Agreement shall have any force or effect.

(b)
Payment.  Walgreens shall pay the Purchase Price for the Product in effect as of the date of issue of Walgreens’ purchase order.  Payment term for all orders of Product is [*****], [*****] from date of receipt of a correct invoice.  On all undisputed balances exceeding sixty (60) days from invoice receipt, Walgreens shall pay interest equal to the lesser of (a) [*****]% per month and (b) the maximum allowed by Applicable Law.

Confidential materials omitted and filed separately with the Securities and Exchange Commission.
Asterisks denote such omission.

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(c)
Taxes.  All charges are exclusive of federal, state and local excise, sales, use and other taxes now or hereafter levied or imposed on the Product.  Walgreens and Dyax acknowledge and agree that all purchases of Products by Walgreens from Dyax pursuant to this Agreement are purchases for resale by Walgreens to its patients.  For sales and use tax purposes, Walgreens and Dyax agree to treat such purchases accordingly and not charge sales and use tax to Walgreens.  Unless otherwise agreed by the Parties in writing, neither Party will take a position with respect to a taxing authority that is inconsistent with this Agreement.  Further, each Party agrees to provide reasonable cooperation and/or assistance to the other Party in the event such other Party is audited by, or is engaged in a dispute with, a taxing authority relating to the Products. Upon request, Walgreens shall provide to Dyax copies of tax or other levy exemption certificates acceptable to the taxing or levying authorities of all relevant jurisdictions.

3.6            Delivery.

(a)
Product Delivery; Risk of Loss.  Dyax (or its third party logistics provider) will deliver all Product ordered by Walgreens to any delivery point designated in the applicable purchase order (the “Delivery Point”).  Dyax will pay all costs associated with delivering the Products to the Delivery Point including, without limitation, freight, rigging, warehousing, commission to selling agents and insurance.  Title to, and risk of loss of, all Product shall pass to Walgreens upon transfer of possession to Walgreens (or its agents) at the Delivery Point.

(b)
Time of Delivery.  Dyax shall make commercially reasonable efforts to ship all Product ordered by Walgreens within [*****] Business Days of order placement.  Walgreens acknowledges and agrees that Dyax may not be able to fill all orders completely or within a specified time due to shortages or other causes and such inability shall not constitute a breach of this Agreement.  Walgreens reserves the right to cancel all or any part of any transaction if Product is not delivered within [*****] Business Days after the date specified in Walgreens’s purchase order, and the acceptance by Walgreens of any previous or future deliveries on dates other than those specified shall not constitute a waiver of Walgreens’ rights hereunder.

3.7            Inspection of Product.  Walgreens shall examine the Product upon delivery at Walgreens’s designated facility and shall notify Dyax in writing (including via email or other electronic communication) within [*****] Business Days of any problems relating to the quantity of Product delivered or any defect in any of the Product that is reasonably discoverable upon visual inspection of the Product without opening individual Product units.

3.8            No Alteration.  Walgreens shall not alter the Product in any way, including the packaging thereof, without Dyax’s written consent (except to remove the Product from the shipping containers) and shall not alter the Product labeling, except to add a prescription label to the Product upon dispensing or shipment, as required by Applicable Law.

3.9            Storage Conditions.  Walgreens will maintain Product stored at, and shipped from, its facilities under the Product storage, shipment and handling requirements set forth in the FDA-approved labeling.  Walgreens shall notify Dyax within [*****] Business Days from the date on which Walgreen becomes aware of any deviation from such requirements so that Dyax can determine whether any further action must be taken with respect to such Product.

Confidential materials omitted and filed separately with the Securities and Exchange Commission.
Asterisks denote such omission.

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3.10          Returns.  Dyax (or Dyax’s third party logistics provider acting on Dyax’s behalf) shall accept and process returns of Product purchased by Walgreens hereunder in accordance with Dyax’s Product Returns Policy, as it may be amended from time to time by Dyax.  A copy of Dyax’s Product Returns Policy in effect as of the Effective Date is attached to this Agreement as Exhibit B.  The terms and conditions of the Product Returns Policy attached hereto as Exhibit B (“Returns Policy”) are incorporated herein by reference; provided, however, that notwithstanding the terms of the Returns Policy, the following clarifications with respect to the Returns Policy shall apply:

(a)	Insurable Causes. When used in the Returns Policy, the phrase “insurable causes” shall mean causes due to acts of God such as fires, floods, and windstorms.

(b)
Cash Refund.  All unused return credits remaining at the expiration or early termination of this Agreement shall be paid to Walgreens in the form of certified check within [*****] days from the date of such expiration or early termination, as applicable.

3.11          Product Inventories & Shipment.

(a)
Inventory Levels.  During the Term, unless otherwise agreed by Dyax in writing (including via email or other electronic communication) and subject to 3.11(b), at a minimum Walgreens shall, at each CIS that is then currently providing Infusion Services to an Active Patient:  (i) maintain an inventory of [*****] units of Product at all times for those CIS that provide Infusion Services to [*****] Active Patients or less; and (ii) maintain an inventory of [*****] units of Product at all times for those CIS that provide Infusion Services to [*****] Active Patients or more.

(b)	Supply Shortages. Walgreens shall have no obligation to maintain the minimum inventory levels described in Section 3.11(a) if Product is unavailable from Dyax.

(c)
Inventory Maintenance Fee.  In consideration of the performance by Walgreens of the inventory obligations set forth in this Section 3.11 and the logistical, storage and warehousing services related to same, Dyax shall pay a [*****] fee to Walgreens equal to [*****].  [*****].   Walgreens shall submit a [*****] invoice to Dyax setting forth any amounts then due from Dyax to Walgreens hereunder for the preceding [*****].  Payment of each such invoice shall be due within [*****] days of Dyax's receipt of the invoice.  On all undisputed balances exceeding [*****] days from invoice receipt, Dyax shall pay interest equal to the lesser of (a) [*****]% per [*****] and (b) the maximum allowed by Applicable Law.

3.12          Suspension, Recalls and Government Notices.

(a)
Suspension.  Upon written notification by Dyax to suspend distribution and dispensing of Product, Walgreens immediately shall suspend its distribution and dispensing of Product.  If the suspension continues for more than [*****] weeks, Dyax shall repurchase Product in saleable condition held in inventory by Walgreens at the price paid for such Product by Walgreens.  All repurchased Product shall be returned to Dyax (or Dyax’s third party logistics provider) at Dyax’s expense.

Confidential materials omitted and filed separately with the Securities and Exchange Commission.
Asterisks denote such omission.

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(b)	Recalls.

(i)
Recall Procedures.  Dyax shall promptly notify Walgreens of any recalls or market withdrawals initiated by Dyax or required by the FDA or any other governmental agency.  Walgreens shall notify Dyax promptly of any event or circumstance that Walgreens reasonably believes may necessitate a recall or market withdrawal.  Upon receipt of notice of a recall or market withdrawal from Dyax, Walgreens shall administer such recall or market withdrawal under the reasonable direction of Dyax.  Dyax shall provide Walgreens with a form letter to be used in connection with notice of any recall or market withdrawal, and shall, to the extent practicable, provide Walgreens the opportunity to review and comment on such letter.  Dyax shall be responsible for the mailing, shipping, and reasonable administrative expenses incurred by Walgreens in connection with the recall or market withdrawal, plus a reasonable service fee as mutually agreed upon in advance by the Parties.    Notwithstanding the foregoing, to the extent that such recall or market withdrawal arises or results from (A) the negligence or intentional misconduct of Walgreens or its Affiliates or any of its or their employees or agents, (B) the failure of Walgreens to provide in a timely manner any notice required to be given by Walgreens to Dyax pursuant to Section 3.9, or (C) the breach by Walgreens of this Agreement, then, in all such instances ((A), (B), and (C)), Walgreens shall bear and be responsible for those out-of-pocket costs incurred by Dyax to effectuate the recall or market withdrawal as well as the actual cost to manufacturer those Products that replaced the recalled Products.

(ii)
Investigations; Cooperation.  Walgreens shall reasonably cooperate with Dyax in investigating any Adverse Event, Product Complaint or Product failure that results in a recall or market withdrawal and any reasonable, documented, out-of-pocket cost involved with such investigation shall be reimbursed by Dyax, except to the extent that such recall or market withdrawal arises or results from (A) the negligence or intentional misconduct of Walgreens or its Affiliates or any of its or their employees or agents, (B) the failure of Walgreens to provide in a timely manner any notice required to be given by Walgreens to Dyax pursuant to Section 3.9, or (C) the breach by Walgreens of this Agreement, in which event (any of (A), (B), or (C))Walgreens shall bear and be responsible for those out-of-pocket costs incurred by Dyax to conduct such investigation.

(c)
Government Notices.  Each Party shall provide the other with a copy of any correspondence or notices it receives from the FDA or other governmental entity specifically relating to activities conducted under this Agreement no later than [*****] Business Days following such receipt.

3.13          Product Promotion.  Walgreens warrants that any information it provides to any Patient, healthcare provider or other Person regarding Product will be truthful and non-misleading and will comply with Applicable Law.

3.14          Diversion.  Walgreens shall notify Dyax in writing (including via email or other electronic communication) promptly within [*****] Business Days from the date on which Walgreens has actual knowledge that a person or entity is diverting or attempting to divert Product.  For the purposes of this Section 3.15, “diverting” means the unauthorized sale or distribution of Product.

Confidential materials omitted and filed separately with the Securities and Exchange Commission.
Asterisks denote such omission.

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3.15          Representations & Warranties.

(a)
Product Pricing.  Walgreens represents, warrants and covenants that no discount provided or other payment made pursuant to this Agreement is intended in any way as a discount related to a drug formulary and has not been negotiated or discussed between the Parties in connection with any drug formulary.

(b)
Fees.  Each party acknowledges and agrees that any rebates or discounts that may be provided for in this Agreement are intended to be (i) “discounts or other reductions in price” as contemplated by U.S.C. § 1320a-7b (b) (3) (A) and (ii) fully compliant with the “discount” safe harbor provided at 42 CFR 1001.952 (h), regardless of how titled.  As such, both parties agree to comply with all of their respective obligations under 42 CFR 1001.9952(h) with respect to all of the discounts and rebates described herein (if any).  The discounts and rebates set forth in this Agreement were all arrived at as a result of arm’s length transactions.  Each party further acknowledges and agrees that, to the extent it may be required to do so under applicable state or federal law, it shall properly disclose and appropriately reflect to the respective governmental body the discount and rebate amounts set forth herein.

(c)
Licensure.  Walgreens represents and warrants that it now has and shall maintain in full force during the Term all applicable federal and state pharmacy and other licenses or approvals required under Applicable Law and regulations to fulfill its obligations under this Agreement in each jurisdiction in the Territory.  Walgreens promptly shall notify Dyax of any denials, revocations or suspension of license or registrations by any state or federal agency or any other regulatory authority in the Territory.

(d)
Dyax Representations and Warranties.  Dyax hereby represents and warrants to Walgreens that, at the time of delivery of Product by Dyax to Walgreens hereunder: (i) such Product shall not in any material respect be adulterated, misbranded or otherwise prohibited within the meaning of the FFDCA or within the meaning of any applicable state or local law; (ii) such Product will be merchandise that may be introduced and delivered into interstate commerce under the provisions of Section 301 of the FFDCA or Section 351 of the Public Health Service Act; (iii) Dyax (or as applicable its designated third-party logistics provider) has and will maintain, in full force and effect, all licenses and permits required under Applicable Law for Dyax to sell and distribute such Product under this Agreement; (iv) such Product will be the subject of a duly approved Biologics License Application and may be legally transported or sold under Applicable Laws; (v) such Product will have been approved by each applicable governmental authority for commercial sale and shipment of such Product within the Territory; and (vi) Dyax either (A) owns or holds the duly approved Biologics License Application, as such term is used in the Public Health Service Act, Title 21, United States Code, as amended, for such Product, or (B) is otherwise considered the “manufacturer” of such Product within the meaning of any applicable federal, state or local law relating to pedigrees.

3.16          No Other Warranties.  Except as expressly provided in this Agreement, neither Party makes any representations or warranties to the other Party, express or implied, either in fact or by operation of law, by statute or otherwise, and each Party specifically disclaims any express or implied representations and warranties of merchantability or fitness for a particular purpose.

Confidential materials omitted and filed separately with the Securities and Exchange Commission.
Asterisks denote such omission.

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3.17          Discounts.  To the extent that Walgreens receives rebates, discounts, incentives or any other price reductions from Dyax as a result of purchases made under this Agreement, Dyax shall, in accordance with 42 C.F.R. 1001.952(h)(2)(iii)(B), fully and accurately report such rebates, discounts, incentives or price reductions on any invoices, coupons or statements submitted by Dyax to Walgreens.  To the extent that Walgreens receives rebates, discounts, incentives or any other price reductions from Dyax as a result of purchases made under this Agreement, Walgreens may have an obligation to report such rebates, discounts, incentives or price reductions to federal or state health care programs pursuant to 42 C.F.R. 1001.952(h)(l).

3.18          Dating.  Dyax shall ship Product to Walgreens with at least [*****] months shelf life remaining, unless otherwise agreed in writing (including via email or other electronic communication) by Walgreens.

3.19          Walgreens’ Policies.  Dyax is subject to all policies, procedures, terms and conditions as posted on Walgreens’ SupplierNet website located at https://vendor.walgreens.com and all such policies, terms and conditions, as updated from time to time, are hereby incorporated herein and made a part hereof.  Further, Walgreens Post Audit Policy, posted at https://vendor.walgreens.com, is hereby incorporated herein and made a part hereof.

ARTICLE IV – REPORTS & RECORDS

4.1            Maintenance and Provision of Records and Reports.  Walgreens shall maintain accurate records relating to its activities hereunder in accordance with its normal business practices and all applicable laws.  No more often than once every [*****] months, Dyax shall have the right, subject to and in compliance with HIPAA, any applicable state medical records confidentiality statute or regulation or other provisions of Applicable Law and at Dyax’s sole cost and expense, to examine Walgreens’ records directly relating to the Product and Walgreens’ activities hereunder during Walgreens’ normal business hours; provided that Dyax delivers a summary of the audit procedures to Walgreens [*****] days prior to such audit and provides a copy of the audit results promptly upon completion of the audit.

4.2            Intentionally Deleted.

4.3            Intentionally Deleted.

4.4            Delivery of Records and Reports.  Upon expiration or termination of this Agreement, and in compliance with Sections 4.5 and 4.6, Walgreens shall, as and to the extent permitted by HIPAA, any applicable state medical records confidentiality statute or regulation or other provisions of Applicable Law and at Dyax’s sole cost and expense, provide Dyax with copies of all records maintained by Walgreens regarding its activities under this Agreement.  Walgreens shall use commercially reasonable efforts to provide such records to Dyax within [*****] days of the effective date of such expiration or termination.

ARTICLE V – TRADEMARKS, SERVICE MARKS AND TRADE NAMES

5.1            Dyax IP.  Dyax hereby grants to Walgreen a nonexclusive, nontransferable, royalty free license to use Dyax’s trademarks, service marks, trade names, trade dress, copyrights and rights of publicity associated with Products (collectively, “Dyax IP”) for the purpose of Walgreens’ marketing, promoting or selling Products hereunder.  Dyax IP (whether owned by Dyax or licensed to Dyax) shall remain the exclusive property of Dyax, and the use thereof by Walgreens shall inure to the exclusive benefit of Dyax.  This Agreement shall not constitute a license to use Dyax’s IP for any other purpose.  Upon expiration or termination of this Agreement for whatever reason, use by Walgreens of Dyax’s IP shall cease.  If, for any reason, Dyax’s IP are not available for general commercial use at any time during the term of this Agreement, or if Dyax determines to modify or supplement same, any reasonable costs incurred by Walgreens in revising promotional material, documents or literature shall be reimbursed by Dyax.

Confidential materials omitted and filed separately with the Securities and Exchange Commission.
Asterisks denote such omission.

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5.2            Walgreens IP.  Dyax will not use the name(s), trademark(s) or trade name(s), whether registered or not, of Walgreens in any publicity or press releases or advertising or in any manner, including customer lists, without Walgreens’ prior written consent.  Walgreens shall timely respond to any request for such consent.  Consent by Walgreens shall not be valid unless obtained from Walgreens President, Infusion and Respiratory Services, and such consent shall not be unreasonably withheld.  Walgreens’ name(s), trademark(s), trade name(s), and all other intellectual property in which it has an interest (whether owned by Walgreens or licensed to Walgreens) shall remain the exclusive property of, and the use thereof by Dyax shall inure to the exclusive benefit of, Walgreens, and, upon expiration or termination of this Agreement for whatever reason, use thereof by Dyax shall cease.

5.3            Protection of Dyax's Intellectual Property Rights.  Walgreens shall not at any time do anything which may reasonably be expected to impair the rights of Dyax in the Dyax IP.  Walgreens shall not obtain or assert any claim to any patent, copyright or trademark protection relating to the Product or Dyax IP (whether owned by Dyax or licensed to Dyax) anywhere in the world, and any rights so obtained shall, upon Dyax's request, be immediately transferred by Walgreens to Dyax.

ARTICLE VI – CONFIDENTIAL INFORMATION

6.1            Confidentiality Obligations. From time to time, either Party (the “Disclosing Party”) may disclose or make available to the other Party (the “Receiving Party”), whether orally or in physical form, confidential or proprietary information concerning the disclosing party and/or its business, products or services, which shall include information relating to the quantities of Product purchased, pricing, service fees and proposals, operating and sales data, information about processes, systems, strategic plans, business plans, financial information,  and other information concerning the Product, patients or physicians (together, “Confidential Information”) in connection with this Agreement.  Subject to the provisions of Sections 6.2 and 6.3, at all times during the Term and for five (5) years following the end of the Term, the Receiving Party (a) shall keep completely confidential and shall not publish or otherwise disclose any Confidential Information furnished to it by the Disclosing Party, except to those of the Receiving Party's employees, Affiliates, or consultants who have a need to know such information to perform such Party's obligations hereunder (and who shall be advised of the Receiving Party's obligations hereunder and who are bound by confidentiality obligations with respect to such Confidential Information no less onerous than those set forth in this Agreement) (collectively, "Recipients") and (b) shall not use Confidential Information of the Disclosing Party directly or indirectly for any purpose other than performing its obligations or exercising its rights hereunder.  The Receiving Party shall, at its expense, return the Disclosing Party's Confidential Information as soon as practicable after the end of the Term.

6.2            Exceptions to Non-Disclosure Restriction.  The Receiving Party's obligations set forth in this Agreement shall not extend to any Confidential Information of the Disclosing Party:

Confidential materials omitted and filed separately with the Securities and Exchange Commission.
Asterisks denote such omission.

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(a)
that is or hereafter becomes part of the public domain by public use, publication, general knowledge or the like through no wrongful act, fault or negligence on the part of the Receiving Party or its Recipients;

(b)	that is received from a third party without restriction and without breach of any agreement between such third party and the Disclosing Party;

(c)	that the Receiving Party can demonstrate by competent evidence was already in its possession without any limitation on use or disclosure prior to its receipt from the Disclosing Party;

(d)	that is generally made available to third party by the Disclosing Party without restriction on disclosure; or

(e)	that the Receiving Party can demonstrate by competent evidence was independently developed by the Receiving Party.

6.3            Disclosure.

(a)	Except as otherwise provided in this Agreement, each Party may disclose Confidential Information of the Disclosing Party to the extent that such disclosure is:

(i) made in response to a valid order of a court of competent jurisdiction or other governmental body of competent jurisdiction; provided, however, that, if permitted by Applicable Law, the Receiving Party shall first have given notice to the Disclosing Party and given the Disclosing Party a reasonable opportunity to quash such order or to obtain a protective order requiring that the Confidential Information or documents that are the subject of such order be held in confidence by such court or governmental body or, if disclosed, be used only for the purposes for which the order was issued; and provided further that the Confidential Information disclosed in response to such court or governmental order shall be limited to that information that is legally required to be disclosed in such response to such court or governmental order; or

(ii) otherwise required by Applicable Law, in the opinion of legal counsel to the Receiving Party.

(b)
Receiving Party may disclose Confidential Information to the extent that such disclosure is made to Regulatory Authorities as required in connection with any filing, application or request for Regulatory Approval; provided, however, that reasonable measures shall be taken to assure confidential treatment of such information.

6.4            Remedies.  Each Party agrees that any breach of the provisions of this Section 6 by a Party will cause severe and irreparable damage to the other Party.  In the event of any violation of this Section 6, the breaching Party agrees that the other Party shall be authorized and entitled to seek from any court of competent jurisdiction injunctive relief, whether preliminary or permanent, without the necessity of proving irreparable harm or monetary damages, as well as any other relief permitted by Applicable Law.  The breaching Party agrees to waive any requirement that the other Party post bond as a condition for obtaining any such relief.

Confidential materials omitted and filed separately with the Securities and Exchange Commission.
Asterisks denote such omission.

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ARTICLE VII – LIABILITY, INDEMNIFICATION AND INSURANCE

7.1            Indemnification.

(a)
Except for those Damages (as hereafter defined) for which Dyax has an obligation to indemnify Walgreens pursuant to Section 7.1(b), Walgreens agrees to defend, indemnify and hold harmless Dyax and its officers, directors, employees and agents from and against any and all demands, claims, actions, causes of action, assessments, liabilities, losses, damages, costs and expenses, including interest, penalties and disbursements and reasonable attorneys’ fees brought or sought by a third party (collectively, “Damages”), insofar as such Damages are imposed upon or incurred by Dyax or its officers, directors, employees or agents as a proximate result of any breach by Walgreens of any of its material representations, warranties, covenants or other obligations under this Agreement.

(b)
Except for those Damages for which Walgreens has an obligation to indemnify Dyax pursuant to Section 7.1(a), Dyax agrees to defend, indemnify and hold harmless Walgreens and its officers, directors, employees and agents from and against any and all Damages insofar as such Damages are imposed upon or incurred by Walgreens or its officers, directors, employees or agents as a proximate result of: (i) a breach by Dyax of any of its representations, warranties, covenants or other obligations under this Agreement, (ii) any negligence or willful misconduct of Dyax in connection with this Agreement or the Services Agreement, (iii) any design, trade dress, trade secret, patent, trademark or copyright litigation, including any claims of direct, contributory, or willful infringement, or inducement to infringe, now existing or hereafter commenced with respect to any or all items delivered by Dyax to Walgreens hereunder or under the Distribution Agreement, or (iv) any claims or demands of any kind which any purchaser or user of Product may make against Walgreens arising from the use thereof or from any patent or hidden defects in the quality of the Product.  Walgreens Damages expressly include the costs, including attorney fees, of investigating and defending threatened or actual criminal charges that are the proximate result of any conduct described in clauses (i), (ii), (iii) and (iv) of the preceding sentence.

(c)
Indemnification Procedure.  A party seeking indemnification under this Section 7.1 (the “Indemnitee”) shall promptly notify the indemnifying party (the “Indemnitor”) in writing of any claim in respect of which the Indemnitee claims such indemnification hereunder, provided however, that the failure to given such notice shall not relieve the Indemnitor of its obligations hereunder except to the extent that the Indemnitor is materially prejudiced by such failure.  Further, the Indemnitee shall provide the Indemnitor sole control of the defense and/or settlement thereof with counsel reasonably satisfactory to the Indemnitee; provided, however, that the Indemnitee reserves the right to retain its own counsel to defend itself in, but not control the defense of, such suit, at its own expense, unless the interests of the Indemnitee and the Indemnitor in the suit conflict in such a manner and to such extent as to require, consistent with applicable standards of professional responsibility, the retention of separate counsel for the Indemnitee, in which case, the Indemnitor shall pay for one separate counsel chosen by the Indemnitee.  In the event the Indemnitor and/or its retained counsel fail to promptly provide such defense, or, having commenced such defense, fail to diligently proceed with such defense, the Indemnitee shall have the right to assume the defense of any such matter through legal counsel of its own choosing and the Indemnitor shall be liable for the attorneys’ fees and litigation expenses.  Neither the Indemnitor nor the Indemnitee shall be responsible to or bound by any settlement made by the other without its prior written consent, which shall not be unreasonably withheld or delayed.  The Indemnitor shall keep the Indemnitee reasonably informed of the progress of any claim, suit or action under this Section 7.1.

Confidential materials omitted and filed separately with the Securities and Exchange Commission.
Asterisks denote such omission.

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7.2            Insurance.

(a)
Walgreens Insurance Obligations.  During the Term, Walgreens shall procure and maintain insurance coverages on an occurrence basis adequate to cover its indemnity obligations hereunder, including, without limitation:

(i)	Employer’s liability insurance with a limit of $[*****] for bodily injury by accident per person, and $[*****] bodily injury by disease policy limit;

(ii)
Commercial general liability insurance, including personal injury blanket contractual liability and broad form property damage, in the amount of $[*****] per occurrence, $[*****] general aggregate; and

(iii)	Umbrella liability insurance in the amount of $[*****] per occurrence and aggregate.

(b)
The insurance required by Section 7.2(a) may be made up through a combination of self-insured retention and traditional insurance.  Throughout the Term, Walgreens shall (i) provide prompt written notice to Dyax in the event Walgreens becomes aware or is notified that the insurance described in Section 7.2(a) will be materially adversely modified or cancelled in such a manner that Walgreens is no longer in compliance with the requirements of Section 7.2(a) and (B) make available to Dyax proof of such insurance.

(c)
Dyax Insurance Obligations.  During the Term, Dyax shall procure and maintain insurance coverages on an occurrence basis adequate to cover its indemnity obligations hereunder, but in any event not less than amounts reasonably required by Walgreens, including, without limitation, products liability and commercial general liability insurance having a limit of not less than $[*****] per occurrence and umbrella liability insurance in the amount of $[*****] per occurrence and aggregate, from a duly licensed insurance company maintaining an A. M. Best’s Rating of A-/IX or better.  Dyax will designate Walgreens as an “additional insured” under such insurance policy and will obtain a broad form vendor’s endorsement for products liability for Walgreens.  Within five (5) days after the Effective Date, Dyax will provide to Walgreens a certificate of insurance indicating that such obligations have been satisfied, and shall thereafter make available to Walgreens proof of such insurance upon request.

7.3            Limitation on Damages.  EXCEPT WITH RESPECT TO THE GROSS NEGLIGENCE OR INTENTIONAL MISCONDUCT OF A PARTY, A PARTY’S INDEMNIFICATION OBLIGATIONS, OR BREACHES OF SECTIONS 3.2 OR ARTICLE VI, NO PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR SPECIAL, PUNITIVE, INDIRECT, INCIDENTAL, EXEMPLARY OR CONSEQUENTIAL DAMAGES, INCLUDING BUSINESS INTERRUPTION OR LOST PROFITS, WHETHER IN CONTRACT, WARRANTY, NEGLIGENCE, TORT, STRICT LIABILITY OR OTHERWISE; PROVIDED, HOWEVER, THAT THIS EXCLUSION IS NOT INTENDED TO, NOR SHALL IT, EXCLUDE DAMAGES OWED TO THIRD PARTIES.

Confidential materials omitted and filed separately with the Securities and Exchange Commission.
Asterisks denote such omission.

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ARTICLE VIII – GENERAL TERMS & CONDITIONS

8.1            Term and Termination.

(a)
Term and Renewal.  The Term of this Agreement shall commence on the Effective Date and shall continue for [*****] year, unless earlier terminated pursuant to this Section 7.1 (the “Initial Term”), provided, that this Agreement shall, unless either Party shall by notice to the other Party given not less than [*****] days in advance of the end of the then-current Initial Term or Renewal Term, as the case may be, be extended automatically for additional [*****] year periods (“Renewal Term(s)”) at the end of the Initial Term and any Renewal Term successively.

(b)
Termination for Material Breach.  In the event of a material breach of this Agreement or the Services Agreement by either Party, the other Party shall have the right to terminate this Agreement upon [*****] days’ advance notice to the breaching Party, unless such material breach is cured by the breaching Party before the end of such [*****] day period or, in the case of a breach which cannot be cured within [*****] days, the Party in breach is diligently and with commercially reasonable efforts attempting to cure.  Non-payment by either Party of any amounts due under this Agreement or the Services Agreement shall constitute a material breach.

(c)
Termination for Insolvency.  Either Party may terminate this Agreement immediately upon notice to the other Party if the other Party shall (i) file in any court or agency pursuant to any statute or regulation of any state, country or jurisdiction a petition in bankruptcy or insolvency or for reorganization or for arrangement or for the appointment of a receiver or trustee of it or of its assets, (ii) propose a written agreement of composition or extension of its debts, (iii) be served with an involuntary petition against it, filed in any insolvency proceeding, and such petition shall not be dismissed within [*****] days after the filing thereof, (iv) propose or be a party to any dissolution or liquidation, (v) make an assignment for the benefit of its creditors, or (vi) admit in writing its inability generally to pay its debts as they fall due in the general course.

(d)	Termination or Expiration of the Services Agreement. This Agreement shall terminate immediately upon termination or expiration of the Services Agreement.

(e)
Effect of Expiration or Termination.  Upon expiration or termination of this Agreement, neither Walgreens nor Dyax shall have continuing obligations or continuing rights, provided that the provision of Sections 3.10, 3.11(c), 3.17, Article V, Article VI, Artcile VII and this Article VIII, and to the extent necessary to give effect to the aforementioned provisions Article I, shall survive termination or expiration of this Agreement and continue as and to the extent consistent with their terms.  The expiration or termination of this Agreement shall not affect the continued validity of any claim or obligation arising in or attributable to the period prior to such expiration or termination.

(f)
Force Majeure.  Neither Dyax nor Walgreens shall be liable in damages, or shall be subject to termination of this Agreement by the other Party, for any delay or default in performing any obligation hereunder if that delay or default is due to a Force Majeure, provided that (i) the Force Majeure does not result from the fault or negligence of the Party relying upon its provision, and (ii) notice of the Force Majeure is provided by the Party relying on such provision within [*****] days after the Force Majeure takes place.  If the delay or default in performance caused by the Force Majeure continues for longer than [*****] days, the non-performing Party may terminate this Agreement upon [*****] days’ notice to the other Party.  The Party affected by the Force Majeure shall use all reasonable efforts to prevent or mitigate its effects on the other Party.

Confidential materials omitted and filed separately with the Securities and Exchange Commission.
Asterisks denote such omission.

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8.2            Compliance. Each Party shall comply with Applicable Law with respect to the performance of its obligations under this Agreement.

8.3            Waiver. No waiver by either Party with respect to any breach or default of any right or remedy and no course of dealing may be deemed to constitute a continuous waiver of any other breach or default or of any other right or remedy unless such waiver be expressed in writing by the Party to be bound.

8.4            Status of Parties, Assignment, Change of Control.

(a)
Independent Status of the Parties.  Dyax and Walgreens are independent entities, each acting in its own name for its own account.  This Agreement is not intended nor shall it be construed to create a partnership or joint venture between the Parties.  Neither Party has any authority to act as an agent or representative of the other, or to contract in the name of or create or assume any obligation against, or otherwise legally bind, the other Party in any way for any purpose.

(b)
Assignment by Walgreens.  This Agreement, and the rights and obligations of Walgreens hereunder, may not be transferred or assigned by Walgreens to any third party without the prior written consent of Dyax, provided that no such consent will be required in connection with an assignment (i) to any Affiliate, (ii) to any successor (including the surviving company in any consolidation, merger or other combination by operation of law or otherwise) or (iii) to any assignee of all or substantially all of Walgreens’s business in the Territory or that portion of the business of Walgreens that relates to the activities contemplated hereby.

(c)
Additional Rights Upon Change in Control of Walgreens.  In the event an unrelated third party acquires all of the interest in Walgreens through a sale of stock, a consolidation, merger or other combination, or Walgreens assigns all or substantially all of Walgreens’s business to an unrelated third party (each such unrelated third party defined as a “Successor”), then Dyax shall automatically have the additional right to terminate this Agreement in the event the Successor does not strictly comply with the terms of this Agreement and such failure to so comply is not cured by the Successor within [*****] days from Successor’s receipt of notice of the failure by Dyax.

(d)
Assignment by Dyax.  This Agreement, and the rights and obligations of Dyax hereunder, may not be transferred or assigned by Dyax to any third party without the prior written consent of Walgreens, provided that no such consent will be required in connection with an assignment (i) to any Affiliate, (ii) to any successor (including the surviving company in any consolidation, merger or other combination by operation of law or otherwise) or (iii) to any assignee of all or substantially all of Dyax’s business in the Territory or that portion of the business of Dyax that relates to the Product.

Confidential materials omitted and filed separately with the Securities and Exchange Commission.
Asterisks denote such omission.

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8.5            No Subcontracting or Subdistribution.  All obligations and services to be performed by Walgreens under this Agreement shall be solely performed by Walgreens and Walgreens shall not outsource or subcontract any of its obligations hereunder without Dyax’s prior written consent.

8.6            Governing Law.  This Agreement, and the performance of the Parties hereto, shall be construed and governed according to the laws of the Commonwealth of Massachusetts, excluding any conflict or choice of law rule or principles that might otherwise reference construction or interpretation of this Agreement to the substantive law of another jurisdiction.

8.7            Dispute Resolution.  The provisions of Section 15.2 of the Services Agreement shall apply to this Agreement as though the provisions of such section were set forth herein in full.

8.8            No Rights by Implication.  No rights or licenses with respect to the Product or the Marks are granted or deemed granted hereunder or in connection herewith, other than those rights expressly granted in this Agreement.

8.9            Notices.  All notices provided for herein shall be given in accordance with and governed by the provisions of Section 15.5 of the Services Agreement as though the provisions of such section were set forth herein in full.

8.10          Recitals.  The foregoing Recitals are hereby incorporated into and made a part of this Agreement.

8.11          Amendments; Waivers.  No modifications or amendments to this Agreement shall be binding upon the Parties unless made in writing and duly executed by the Parties’ authorized representatives.  No waiver of any rights under this Agreement shall be binding upon a Party unless in writing and signed by that Party.  A waiver of a right in one instance shall not operate as a waiver of the right in any other instance or of any other term or provision of this Agreement unless otherwise specifically provided therein.

8.12          Remedies.  The rights and remedies provided herein are cumulative and do not exclude any other right or remedy provided by Applicable Law or otherwise available except as expressly set forth herein.

8.13          Headings.  The headings contained in this Agreement are for reference purposes only and are in no way intended to describe, interpret, define or limit the scope, extent or intent of this Agreement or any provision hereof.

8.14          Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Execution of this Agreement by means of exchange of executed signature pages by means of facsimile or electronic transmission shall have the same effect as the exchange of originals of such executed signature pages.

8.15          Exhibits.  The Exhibits referred to in this Agreement are deemed incorporated by reference at each place in this Agreement where reference is made thereto.

Confidential materials omitted and filed separately with the Securities and Exchange Commission.
Asterisks denote such omission.

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8.16          Entire Agreement. This Agreement and the Services Agreement supersede and cancel any previous agreements or understandings, whether oral, written or implied, heretofore in effect in respect of the subject matter hereof and thereof, and this Agreement and the Distribution Agreement set forth the entire agreement between Dyax and Walgreens with respect to the subject matter hereof and thereof.

 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK;
SIGNATURE PAGE FOLLOWS]

Confidential materials omitted and filed separately with the Securities and Exchange Commission.
Asterisks denote such omission.

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IN WITNESS WHEREOF, the Parties have executed and delivered this Agreement by their duly authorized representatives to be effective as of the Effective Date.

DYAX CORP.		WALGREENS INFUSION SERVICES, INC.
By:	/s/Gustav Christensen	By:	/s/Frank P. DeStefano
Name:	Gustav Christensen	Name:	Frank P. DeStefano
Title:	President and CEO	Title:	Group VP, Rx Purch.; Supply Chain
Date:	8/31/2011	Date:	8/20/2011

Confidential materials omitted and filed separately with the Securities and Exchange Commission.
Asterisks denote such omission.

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EXHIBIT A
Product Description

Product Trade Name:	Kalbitor(R)
Generic Name:	ecallantide
NDC Number:	47783-101-01

Kalbitor is a recombinant protein with high affinity and high specificity for human plasma kallikrein and is used in the treatment of Hereditary Angioedema (HAE).

Kalbitor is temperature sensitive and must be stored and shipped at 2-8°C (36-42°F).

Kalbitor is packaged in a single carton containing three 1 mL vials and is administered through three subcutaneous injections.

Confidential materials omitted and filed separately with the Securities and Exchange Commission.
Asterisks denote such omission.

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EXHIBIT B
DYAX’S PRODUCT RETURNS POLICY

[*****]

Confidential materials omitted and filed separately with the Securities and Exchange Commission.
Asterisks denote such omission.

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FIRST AMENDMENT TO

DISTRIBUTION AGREEMENT
BY AND BETWEEN
DYAX CORP.
AND
WALGREENS INFUSION SERVICES, INC.

THIS FIRST AMENDMENT TO DISTRIBUTION AGREEMENT (the “Amendment”) is made and entered into as of this 31st day of August, 2012, by and between DYAX CORP., a Delaware corporation (“Dyax”), and WALGREENS INFUSION SERVICES, INC., a Delaware corporation (“Walgreens”), to amend that certain Distribution Agreement, dated as of August 31, 2011, entered into by and between Dyax and Walgreens (the “Agreement”).  Capitalized terms used herein which are not defined shall have the meanings given to them in the Agreement.

RECITALS:

WHEREAS, pursuant to the Agreement, Dyax provides Walgreens access to the pharmaceutical product known as Kalbitor; and,

WHEREAS, the parties desire to provide for certain rebates on Walgreens’ purchases, subject to the terms and conditions set forth herein;

NOW, THEREFORE, for and in consideration of the mutual covenants and promises set forth herein and in the Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Walgreens and Dyax hereby agree to amend the Agreement as follows:

1.	Affiliate Purchases. The Agreement is hereby amended by including the following as a new Section 3.20:

“3.20  Affiliate Purchases.  Notwithstanding anything to the contrary set forth in this Agreement, those Affiliates of Walgreens listed on Exhibit 3.20 attached hereto and made a part hereof, may, in addition to Walgreens, purchase and distribute Product on the terms and conditions set forth in this Agreement.  Exhibit 3.20 may be revised from time to time by Walgreens, provided that Walgreens notifies Dyax of the revisions and Dyax approves of same through a responsive notice.  “Affiliate” shall mean any entity that directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with, Walgreens.  For purposes of this definition, the term “controls”, “is controlled by” or “under common control with” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such entity, whether through the ownership of voting securities, by contract or otherwise.”

Confidential materials omitted and filed separately with the Securities and Exchange Commission.
Asterisks denote such omission.

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2.	Purchase Rebate. The Agreement is hereby amended by including the following as a new Section 3.21:

“3.21  Rebate.  If, in any [*****] during the  Initial Renewal Term, with the [*****] commencing [*****], Walgreens satisfies the Product purchase conditions with respect to such quarter set forth in Exhibit 3.21 attached hereto and made a part hereof, then Dyax shall issue a Rebate to Walgreens in the amount determined in accordance with Exhibit 3.21.  Walgreens shall submit a [*****] invoice to Dyax setting forth any Rebate amounts then due from Dyax to Walgreens hereunder for the preceding [*****].  Payment of such invoice shall be issued within [*****] days after receipt of invoice.  After the expiration of the first [*****], the [*****] set forth in Exhibit 3.21 will be updated by Dyax prior to the commencement of the any subsequent [*****].

3.	Term and Renewal. The Agreement is hereby amended by deleting Section 8.1(a) in its entirety and replacing it with the following:

 “(a)  The Term of this Agreement shall commence on the Effective Date and shall continue for [*****], unless earlier terminated pursuant to this Section 13 (the “Initial Term”).  The Parties agree to renew the Agreement for an additional term beginning on the [*****] year anniversary of the Effective Date through [*****] (“Initial Renewal Term”).  The Agreement may then be extended automatically for additional [*****] calendar year periods at the end of the Initial Renewal Term (“Renewal Term”), unless either Party shall by notice to the other Party given not less than [*****] days in advance of the end of the then-current Initial Term, Initial Renewal Term or Renewal Term as the case may be.”

4.	Ratification of the Agreement. The parties hereby ratify the terms and conditions of the Agreement, as amended herein.

IN WITNESS WHEREOF, Walgreens and Dyax, through their respective duly authorized and acting representatives, have executed and delivered this Amendment to be effective as of the date first set forth above.

DYAX CORP.		WALGREEN INFUSION SERVICES, INC.

By:	/s/ Ivana Magovcevic-Liebisch	By:	/s/ Paul Mastrapa

Name:	Ivana Magovcevic-Liebisch	Name:	Paul Mastrapa

Title:	Chief Operating Officer	Title:	President

Confidential materials omitted and filed separately with the Securities and Exchange Commission.
Asterisks denote such omission.

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Exhibit 3.20
Walgreens Affiliates

Name	Address	City	State	Zip	DEA	WAG Store #
Springville Pharmacy, Inc.	40 Centre Drive	Orchard Park	NY	14127	AS4374598	12228
Option Care Ent. d/b/a Walgreens Infusion Services	2304 N. 7th Ave Suite H	Bozeman	MT	59715	FO1948326	15068
Option Care Ent. d/b/a Walgreens Infusion Services	404 N 31st St. Suite 401	Billings	MT	59101-1211	FO1948287	12212
Walgreens Infusion Services	11341 Lindbergh Boulevard	Fort Myers	FL	33913	FW2312433	12184
Option Care Ent. d/b/a Walgreens Infusion Services	80 Clark Drive #1-A	East Berlin	CT	06023	FO1951210	12182
Walgreens Infusion Services	8150 Washington Village Drive	Dayton	OH	45458	FO2991924	12993
Walgreens Infusion Services	1989 Palomar Oaks Way, Suite A	Carlsbad	CA	92011	FO2735693	12173
Walgreens Infusion and Respiratory Services	1410 Heriford Road	Columbia	MO	65202	BO3221479	12208
Walgreens Infusion and Respiratory Services	10924 John Galt Blvd.	Omaha	NE	66137	BO4207127	12221
Walgreens Infusion Services	6 Industrial Way West, Ste C	Eatontown	NJ	07724	FO2286119	1222
Walgreens Infusion and Respiratory Services	8120 Evergreen Way	Everett	WA	98203	BO4871059	12246
Walgreens Infusion and Respiratory Services	50 West Techne Center Drive, Suite J	Milford	OH	45150	BO4991762	12229
Walgreens Infusion Services	7325 Deschutes Avenue, Suite C	Kennewick	WA	99336	BO515272	12248

Confidential materials omitted and filed separately with the Securities and Exchange Commission.
Asterisks denote such omission.

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Name	Address	City	State	Zip	DEA	WAG Store #
Option Care Ent. d/b/a Walgreens Infusion Services	2614 Corporate Way	Miramar	FL	33025	BO5268722	12331
Walgreens Infusion Services	4401 S. 70th Suite 2	Lincoln	NE	68516-3649	BO5334432	12220
Walgreens Infusion Services	2604 St. Patrick Avenue, Suite #2	Grand Island	NE	68803	BO5334444	12219
Walgreens Infusion Services	4170 Lafayette Center Drive, Suite 300	Chantilly	VA	20151	FW1897074	10626
Option Care Ent. d/b/a Walgreens Infusion Services	2880 Scherer Dr., Suite 840 & 850	St. Petersberg	FL	33716	BO5432050	12188
Walgreens Infusion Services	50 S. 64th Avenue	Coopersville	MI	49404	BO5473107	12202
Walgreens Infusion Services	10015 Technology Blvd., West, Suite 137	Dallas	TX	75660	BO7108764	12238
Walgreens Infusion Services	1239 Pomona Road	Corona	CA	92882	BO7293157	12176
Walgreens Infusion and Respiratory Services	1226 Michael Dr. Suites A & B	Wood Dale	IL	60191-1004	BO7319850	15002
Walgreens Infusion Services	535 Axminister Dr.	Fenton	MO	63026	BO7320536	12926
Walgreens Infusion Services	9070 Junction Drive Suite K	Annapolis Junction	MD	20701-1141	BO7395975	15060
Walgreens Infusion Services	9030 Kirby Drive	Houston	TX	77054	BO7543502	12240
Walgreens Infusion and Respiratory Services	13035 Gateway Drive, Suite 131	Seattle	WA	98168	BO7600213	12269
Option Care Ent. d/b/a Walgreens Infusion Services	66 Amaral Street	East Providence	RI	02915	BO7702839	12236

Confidential materials omitted and filed separately with the Securities and Exchange Commission.
Asterisks denote such omission.

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Name	Address	City	State	Zip	DEA	WAG Store #
Walgreens Infusion Services	2750 Arthur Street	Roseville	MN	55110	BO7944172	12204
Walgreens Infusion Services	257 Turnpike Rd.	Southborough	MA	01772	BO8240107	12374
Walgreens Infusion Services	27003 Hills Tech Court	Farmington Hills	MI	48331	BO8437964	10735
Walgreens Infusion Services	808 Park North Boulevard, Suite 100	Clarkston	GA	30021-1946	BO8940860	12190
Walgreens Infusion Services	1000 S. Benton Drive Ste 405	Sauk Rapids	MN	56379	FW2288795	12205
Walgreens Infusion Services	867 West Carmel Drive	Carmel	IN	46032-5804	BO9241073	12194
Walgreens Infusion Services at Legacy Health	16195 S.W. 72nd Avenue	Portland	OR	97224	BO9463504	12233
Walgreens Infusion Services	345 Inverness Drive South, Bldg A, Suite 140	Englewood	CO	80112	BO9580134	12181
Option Care Ent. d/b/a Walgreens Infusion Services	8940 Nieman Rd.	Overland Park	KS	66214	FO1875179	10625
Walgreens Infusion Services	3920 W. Charleston Blvd, Suite X	Las Vegas	NV	89102-1630	FW2442654	12225
Walgreens Infusion Services	540 Seco Road, Suite A	Monroeville	PA	15146	FW2829349	13746
Walgreens Infusion Services	1221 Arrowhead Court Suite A & B	Crown Point	IN	46307	FW2288454	15006
Trinity Home Care, L.L.C.	114-02 15th Avenue 1st Floor	College Point	NY	11355	BT5629526	12227
University Option Care	7654 Crosswoods Dr.	Columbus	OH	43235	BU9526217	12499
Walgreens Infusion and Respiratory Services	477 W. Horton Road	Bellingham	WA	98226-1205	BW3976923	12244

Confidential materials omitted and filed separately with the Securities and Exchange Commission.
Asterisks denote such omission.

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Name	Address	City	State	Zip	DEA	WAG Store #
Walgreens Infusion Services	9013 N. 24th Ave. Suite 6	Phoenix	AZ	85021	BW6185450	15524
Walgreens Infusion and Respiratory Services	1435 N 113th St.	Wauwalosa	WI	53226	BW7098622	6236
Walgreens Infusion and Respiratory Services	14220 Northbrook Dr., Suite 100B	San Antonio	TX	78232	BW8577720	10005
Walgreens Infusion Services	9401 Chivers St.	Sun Valley	CA	91352	BW9565841	12613
Walgreens Infusion Services	4000 Chemloal Road, Suite 100	Plymouth Meeting	PA	19462-1420	BY1813511	13986
Walgreens Infusion Services	3895 Adler Place, Bldg A	Bethlehem	PA	18017	BY3060427	12234
Option Care Ent. d/b/a Walgreens Infusion Services	80D W. Platinum Street, Suite D	Butte	MT	59701-2200	FO1948338	12214
Walgreens Infusion Services	131 Racine Dr. Suite 100-B	Wilmington	NC	28403	FW2463242	13926
Walgreens Infusion Services	140 Oxmoor Blvd., Suite 140	Birmingham	AL	35209	FO2987153	13049
Walgreens Infusion Services	3487 Park Ave.	Paducah	KY	42001	FO2987177	12990
Walgreens Infusion Services	83 Bogle Office Park Dr., Suite 400	Somerset	KY	42503	FO2987189	12991
Walgreens Infusion Services	11403 Bluegrass Pkwy, Suite 400	Louisville	KY	40299	FO2987166	12989
Walgreens Infusion Services	4380 19th St.	Ashland	KY	41102	FO2987076	12987
Walgreens Infusion Services	60 Watson Blvd.	Stratford	CT	06615	FW2454663	13735
Walgreens Infusion Services	1015 Aviation Parkway, Suite 700	Morrisville	NC	27560	FW2463228	13136

Confidential materials omitted and filed separately with the Securities and Exchange Commission.
Asterisks denote such omission.

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Name	Address	City	State	Zip	DEA	WAG Store #
MedNow Home Infusion & RT/HME, A Walgreens Affiliate	800 S Industry Way Suite 240	Meridian	ID	83642	FM1076391	13019
Walgreens Infusion Services	5800 District Boulevard, Suite 200	Bakersfield	CA	93313	FO2735720	13579
Walgreens Infusion Services	132 Mission Ranch Boulevard	Chico	CA	95926	F00519807	12370
Walgreens Infusion Services	12007 Los Nietos Road, Unit 7	Santa Fe Springs	CA	90670-2554	FO0648052	12178
Walgreens Infusion Services	600 White Clay Center Dr.	Newark	DE	19711	FO0944670	13831
Walgreens Infusion Services	1328 N. Ash St.	Spokane	WA	99201	FW2782438	12878
Ultra Care Home Med Pharmacy	2100 N. Mannheim Road	Northlake	IL	60164	FU1176240	13743
Vandervill HC / Walgreens IV & RT Services	500 Wilson Pike Cir. Suite 115	Brentwood	TN	37027	FV1522297	12996
Walgreens Infusion Services	975 Industrial Road Suites E and G	San Carlos	CA	94070-4117	FW0076770	10661
Walgreens Infusion Services	4374 Alexander Boulevard NE, Suite A-C	Albuquerque	NM	87107	FW0745971	12224
Walgreens Specialty Infusion Pharmacy	2050 S. Finley Road Suite 20	Lomard	IL	60148	FW1703962	13791
Walgreens Infusion and Respiratory Services	3401S. Meridian Avenue	Oklahoma City	OK	73119	BO9577721	10733
Walgreens Infusion Services	6630 S. McCarran Blvd. Suite B14	Reno	NV	89509-6136	FW2276966	15063
Walgreens Infusion Services	5710 Executive Drive Suite 10B	Baltimore	MD	21226-1759	FW2326999	15061

Confidential materials omitted and filed separately with the Securities and Exchange Commission.
Asterisks denote such omission.

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Name	Address	City	State	Zip	DEA	WAG Store #
Crescent Healthcare Inc.	11980 Telegraph Road, Suite 102	Santa Fe Springs	CA	90670	FC3041376	15412
Crescent Healthcare Inc.	11980 Telegraph Road, Suite 100	Santa Fe Springs	CA	90670	FC3041352	15413
Crescent Healthcare Inc.	2547 Barrington Court	Hayward	CA	94545	FC3042582	15418
Crescent Healthcare Inc.	10070 Carroll Canyon Road, Suite 100	San Diego	CA	92131	FC3039446	15421
Crescent Healthcare Inc.	2010 Iowa Ave, Ste 110	Riverside	CA	92507	FC3042607	15420
Crescent Healthcare	2911 Martin Luther King Blvd.	Panama City	FL	32405	FC3042710	15414
Crescent Healthcare Inc.	2995 McMillan Ave., Suite 196	San Luis Obispo	CA	93401	FC3041364	15411
Crescent Healthcare Inc.	38-822 El Desierto, Suite B	Palm Desert	CA	92211	FC3042594	15419
Walgreens Specialty Pharmacy #10997	500 Noblestown Rd., Ste 200	Carnegie	PA	15106	BF8715861	10997
Walgreens Specialty Pharmacy #12201	1143 Highland Dr., Ste D	Ann Arbor	MI	48108	FO1120500	12201
Walgreens Specialty Pharmacy LLC	9775 SW Gemini Dr., Ste 1	Beaverton	OR	97008	FW0525850	12314
Walgreens Specialty Pharmacy #13626	7164 Technology Dr. Ste. 100	Frisco	TX	76034	B19716687	13625
Walgreens Specialty Care Center	1301 2nd Ave. SW 290	Largo	FL	33770-2209	n/a	13848
Walgreens Specialty Care Center	3131 N. McMullen Booth Road	Clearwater	FL	33761-2008	n/a	12183
Walgreens Specialty Care Center	2700 W Dr Martin Luther King Blvd, Suite 200	Tampa	FL	33607	n/a	15095

Confidential materials omitted and filed separately with the Securities and Exchange Commission.
Asterisks denote such omission.

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Name	Address	City	State	Zip	DEA	WAG Store #
Walgreens Specialty Care Center	969 Greentree Rd, 3rd Fl.	Pittsburgh	PA	15220	MB2268111	13889
Walgreens Speciality Care Center	4721 McKnight Road Suite B125	Pittsburgh	PA	15237	MB2603729	15084

Confidential materials omitted and filed separately with the Securities and Exchange Commission.
Asterisks denote such omission.

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Exhibit 3.21
Volume Purchase Rebates

[*****]

Confidential materials omitted and filed separately with the Securities and Exchange Commission.
Asterisks denote such omission.

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